              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1997-1 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1997-1
                       AGREEMENT DATED FEBRUARY 27, 1997

                      SERVICER'S MONTHLY REMITTANCE REPORT

-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     Principal      Current       Principal      Principal                  Interest
                    Original       Balance Before    Pass         Remittance       Carry        Interest      Carry        Total
     Class         Face Value       Distribution    Through   (Including Turbo)   Forward      Remittance    Forward   Distribution
------------------------------------------------------------------------------------------------------------------------------------
      A-1       139,980,000.00    100,664,081.15     6.05%       7,341,102.88      0.00         507,514.74    0.00    7,848,617.62
      A-2        64,680,000.00     64,680,000.00     6.28%           0.00          0.00         338,492.00    0.00      338,492.00
      A-3        65,160,000.00     65,160,000.00     6.45%           0.00          0.00         350,235.00    0.00      350,235.00
      A-4        49,750,000.00     49,750,000.00     6.60%           0.00          0.00         273,625.00    0.00      273,625.00
      A-5        49,170,000.00     49,170,000.00     6.70%           0.00          0.00         274,532.50    0.00      274,532.50
      A-6        93,110,000.00     93,110,000.00     6.95%           0.00          0.00         539,262.08    0.00      539,262.08
      A-7        61,330,000.00     61,330,000.00     7.16%           0.00          0.00         365,935.67    0.00      365,935.67
      A-8        37,570,000.00     37,570,000.00     7.33%           0.00          0.00         229,490.08    0.00      229,490.08
  Certificates   39,250,000.00     39,250,000.00     7.64%           0.00          0.00         249,891.67    0.00      249,891.67
       R              0.00         19,136,396.32                     0.00          0.00               0.00    0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
    Totals      600,000,000.00    579,820,477.47                 7,341,102.88                 3,128,978.74           10,470,081.62
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                         Over          Allocated            Ending                Pool
     Class           Collateral.        Losses             Balance               Factor
----------------------------------------------------------------------------------------------
      A-1                0.00            0.00           93,322,978.27          66.668794%
      A-2                0.00            0.00           64,680,000.00         100.000000%
      A-3                0.00            0.00           65,160,000.00         100.000000%
      A-4                0.00            0.00           49,750,000.00         100.000000%
      A-5                0.00            0.00           49,170,000.00         100.000000%
      A-6                0.00            0.00           93,110,000.00         100.000000%
      A-7                0.00            0.00           61,330,000.00         100.000000%
      A-8                0.00            0.00           37,570,000.00         100.000000%
  Certificates           0.00            0.00           39,250,000.00         100.000000%
       R             2,961,992.29     462,386.03        21,636,002.58           0.000000%
----------------------------------------------------------------------------------------------
      Totals                                           574,978,980.85
----------------------------------------------------------------------------------------------


 AMOUNTS PER 1,000                         Principal
                                         Balance Before     Principal         Interest             Total             End
     CLASS              CUSIP             Distribution      Remittance       Remittance        Distribution        Balance
----------------------------------------------------------------------------------------------------------------------------
      A-1             337925AU5            719.131884        52.443941        3.625623          56.069564        666.687943
      A-2             337925AV3           1000.000000         0.000000        5.233333           5.233333       1000.000000
      A-3             337925AW1           1000.000000         0.000000        5.375000           5.375000       1000.000000
      A-4             337925AX9           1000.000000         0.000000        5.500000           5.500000       1000.000000
      A-5             337925AY7           1000.000000         0.000000        5.583333           5.583333       1000.000000
      A-6             337925AZ4           1000.000000         0.000000        5.791667           5.791667       1000.000000
      A-7             337925BA8           1000.000000         0.000000        5.966667           5.966667       1000.000000
      A-8             337925BB6           1000.000000         0.000000        6.108333           6.108333       1000.000000
  Certificates        337925BC4           1000.000000         0.000000        6.366667           6.366667       1000.000000

               Original weighted average sercurities rate = 6.65%
               Current weighted average sercurities rate = 6.70%

                       Determination Date   October 6, 1997
                       Distribution Date    October 10, 1997

              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1997-1 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1997-1
                       AGREEMENT DATED FEBRUARY 27, 1997

                      SERVICER'S MONTHLY REMITTANCE REPORT
--------------------------------------------------------------------------------

COLLECTIONS ON THE MORTGAGE LOANS:
                                                               Interest            Principal            Total
                                                               --------            ---------            -----
Scheduled Monthly Payments                                   4,121,044.61           735,944.72        4,856,989.33
Recovery of Delinquent Scheduled Payments                    1,826,914.54           170,158.85        1,997,073.39
Principal Prepayments                                          588,111.17         3,471,322.10        4,059,433.27
Foreclosure Collections                                              0.00                 0.00                0.00
Substitution Adjustment                                         30,856.95             1,684.92           32,541.87
Funds Received on Charged Off Loans                                795.11                 0.00              795.11

Total Collections on Mortgage Loans                          6,567,722.38         4,379,110.59       10,946,832.97

Prefunding Account Deposit                                           0.00                 0.00                0.00
Collection Account Earnings                                     26,021.24                 0.00           26,021.24
Note Distribution Account Earnings                               3,031.69                 0.00            3,031.69
Capitalized Interest Release                                         0.00                 0.00                0.00

Available Collection Amounts                                 6,596,775.31         4,379,110.59       10,975,885.90

FEES:

Servicing Fee                                                                                           362,387.80
Trustee Fee                                                                                               1,932.73
Custodian Fee                                                                                             5,798.20
Guaranty Insurance                                                                                      135,685.55
Owner Trustee Fee                                                                                             0.00

Total Fees:                                                                                             505,804.28

OVERCOLLATERALIZATION INFORMATION:

Original Overcollateralization Amount                                                                         0.00
Current Overcollateralization Amount                                                                 21,636,002.58
Interim Required Overcollaterlization Amount                                                         23,999,944.55
Required Overcollaterlization Amount                                                                 44,999,896.07
Current Credit Support Multiple                                                                               1.00
Is Due Period a Step Down Date?                                                                                 No

RESERVE ACCOUNT INFORMATION

Original Reserve Account Deposit                                                                     14,019,276.18
Deposits on Subsequent Transfer                                                                       6,980,675.34
Current Reserve Fund Balance                                                                         20,999,951.52
Reserve Fund Requirement                                                                             20,999,951.52

AMOUNT IN PREFUNDING ACCOUNT:                                                                                 0.00

CAPITAL ACCOUNT INFORMATION:
Amount  Remaining in Capitalized  Interest Account                                                            0.00
Amount to be Disbursed from Capitalized Interest Account
   to Note Distribution Account                                                                               0.00

COLLATERAL INFORMATION:
Beginning Weighted Average Remaining Maturity                                                                  228
Ending Weighted Average Remaining Maturity                                                                     227
Beginning Weighted Average Coupon                                                                          14.100%
Ending Weighted Average Coupon                                                                             14.100%
Beginning Number of Loans                                                                                   19,122
Ending Number of Loans                                                                                      18,977
Beginning Unpaid Principle Balance of Home Loans                                                    579,820,477.47
Ending Unpaid Principle Balance of Home Loans                                                       574,978,980.85
Loans Paid in Full                                                                                             145

DELINQUENCIES:
                       #              $              % of $
                       -              -              ------
30-59 Days            190         5,424,873.00       0.9356%
60-89 Days            104         2,977,183.00       0.5135%
Over 90               171         5,131,242.00       0.8850%
Total                 465        13,533,298.00       2.3340%


LIQUIDATED LOANS:
                                 Principal              Interest
                                 ---------              --------
Liquidation Proceeds                  0.00               795.11
Write-Offs                      462,386.03                 0.00
Net Losses                      462,386.03              (795.11)


 * Assumes entire prefunded account is used to purchase home loans

BACKUP CALCULATIONS:

DEPOSIT TO NOTE DISTRIBUTION ACCOUNT:

Principal and Interest                                            10,946,832.97
Cap Interest Release                                                       0.00
Guranteed Payment                                                          0.00
Reserve Account Withdrawals                                                0.00
Prefunding Account Deposit                                                 0.00
Collection Account Withdrawals/Collection Account Earnings            26,021.24
Total Deposits                                                    10,972,854.21
Note Distribution Account earnings                                     3,031.69
Note Distribution Account balance                                 10,975,885.90

WITHDRAWS FROM NOTE DISTRIBUTION ACCOUNT:

To The Note Distribution Account for Disbursement
on Distribution Date Pursuant to Sections
5.01(c) paragraphs (i) to (iv)
                                                                            Remaining Balance
                                                                            -----------------
                                            ServIcing Fee      362,387.80    10,613,498.10
                               Guaranty Insurance Premium      135,685.55    10,477,812.55
                                    Indenture Trustee Fee        1,932.73    10,475,879.82
                                        Owner Trustee Fee            0.00    10,475,879.82
                                            Custodian Fee        5,798.20    10,470,081.62
                Noteholders Interest Distributable Amount    2,879,087.07     7,590,994.55
                   Regular Principal Distributable Amount    4,379,110.59     3,211,883.96
         Excess Spread to Class A-1 note as a part of the    2,961,992.29       249,891.67
       Noteholders Monthly Principal distributable Amount

To the Certificate Distribution Account for Disbursement pursuant to section 5.06 on the distribution date.

          Certificateholder Interest Distributable Amount      249,891.67             0.00
         Certificateholder Principal Distributable Amount            0.00             0.00
                  Securities Insurer Reimbursement Amount            0.00             0.00
                   OverCollateralization Reduction Amount            0.00             0.00
                             Reimbured Servicing Advances            0.00             0.00

RESERVE ACCOUNT:

Beginning balance                                                             20,999,951.52
Current deposits                                                                       0.00
Current earnings                                                                  90,670.91
Withdraw of excess reserve account amount to residual interest holders            90,670.91
Ending balance                                                                20,999,951.52